UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2025

Acadia Pharmaceuticals Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-50768	06-1376651
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12830 El Camino Real, Suite 400
San Diego, California		92130
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 558-2871

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ACAD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

210 Lease

On May 15, 2025, Acadia Pharmaceuticals Inc. (the “Company”) entered into a Lease and Lease Agreement (the “210 Lease”) with 210 Associates Limited Partnership (the “Landlord”) for the lease of approximately 52,771 rentable square feet of office space (the “Premises”) located on the second floor and a portion of the third floor of 210 Carnegie Center at 210 Carnegie Center Drive, Princeton, New Jersey 08540 as the Company’s future executive office space for commercial, research and development and related uses. The 210 Lease also provides the Company a right to lease additional rentable space within 210 Carnegie Center, as it becomes available from time to time, and a right of first offer to lease the remainder of the third floor or available contiguous space to the Premises, in each case, subject to the terms and conditions of the 210 Lease.

The 210 Lease term is for twelve (12) years and two (2) months, which 210 Lease term will commence upon substantial completion of renovations to the Premises and no later than January 1, 2026. The Company will pay $1,899,756 upon the rent commencement date during the first year of the term, after which, the base rent will increase by $0.50 per rentable square foot on each anniversary of the commencement date during the 210 Lease term. Base rent is abated for the first two (2) months of the 210 Lease term. In addition to base rent, the Company is responsible for payment of its pro rata share of operating expenses and property taxes for the Premises.

The Company anticipates constructing certain improvements in the Premises, and is entitled to a maximum Landlord contribution of $5,277,100. The Company may request a supplemental contribution from the Landlord of $2,638,550, the latter of which the Company would be required to pay back monthly as additional rent over the initial term of the 210 Lease plus 8.00% interest.

The foregoing description of the 210 Lease does not purport to be complete and is qualified in its entirety by reference to the full and complete terms of the 210 Lease, a copy of which will be filed as an exhibit to a subsequent filing with the Securities and Exchange Commission (“SEC”).

502 Lease Amendment

On May 15, 2025, the Company also entered into an amendment (“Amendment No. 1”) to that certain Lease and Lease Agreement between the Company and Boston Properties Limited Partnership (“Boston Properties”), dated May 15, 2018, related to Company’s current offices at 502 Carnegie Center at 502 Carnegie Center Drive, Princeton, New Jersey 08540 (the “502 Lease”). Pursuant to Amendment No. 1, the Company and Boston Properties have agreed that the 502 Lease shall terminate five (5) days after the commencement of the 210 Lease as if such date was set forth in the 502 Lease as the natural expiration date thereof.

The foregoing description of the 502 Lease does not purport to be complete and is qualified in its entirety by reference to the full and complete terms of the 502 Lease, a copy of which was filed as Exhibit 10.33 to the Company’s Annual Report on Form 10-K filed with the SEC on February 28, 2023. The foregoing description of Amendment No. 1 does not purport to be complete and is qualified in its entirety by reference to the full and complete terms of Amendment No. 1, a copy of which will be filed as an exhibit to a subsequent filing with the SEC.

Item 8.01	Other Events.

On May 16, 2025, the Company announced that the U.S. District Court (the “Court”) for the District of Delaware ruled in favor of the Company in its Pimavanserin II Cases (as that term is defined in the section titled “Legal Proceedings—Patent Infringement” in Note 9 to the unaudited condensed consolidated financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, filed with the SEC on May 8, 2025) regarding the ‘721 formulation patent for the Company’s drug for the treatment of Parkinson’s Disease Psychosis, NUPLAZID® (pimavanserin). The Court ruled in favor of the Company on both infringement and validity arguments in its formulation patent litigation against Aurobindo Pharma Limited and its affiliate Aurobindo Pharma USA, Inc. and MSN Laboratories Private Ltd. and its affiliate MSN Pharmaceuticals, Inc.

Forward-Looking Statements

This Current Report on Form 8-K (this “Current Report”) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “may,” “will” and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. These forward-looking statements are based on the Company’s expectations and assumptions as of the date of this Current Report. Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from these forward-looking statements. Forward-looking statements contained in this Current Report include, but are not limited to, statements regarding the timing of the commencement of the 210 Lease term, the anticipated improvements to the Premises, the Company’s ability to request a supplemental contribution from the Landlord, the timing of termination of the 502 Lease, the impact of the Court’s ruling on the Company’s business and the Company’s ability to defend itself in the future. Many factors may cause differences between current expectations and actual results, including unexpected costs or delays in improving the Premises; the impacts of geopolitical and macroeconomic developments; the Company’s ability to maintain, protect and enhance its intellectual property; the outcome of other existing and potential future lawsuits challenging the Company’s intellectual property; and the Company’s ability to continue to stay in compliance with applicable laws and regulations. Other factors that may cause actual results to differ from those expressed or implied in the forward-looking statements in this Current Report are discussed in the Company’s filings with the SEC, including the sections titled “Risk Factors” contained therein. Except as required by law, the Company assumes no obligation to update any forward-looking statements contained herein to reflect any change in expectations, even as new information becomes available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acadia Pharmaceuticals Inc.

Date: May 20, 2025	By:	/s/ Jennifer J. Rhodes
Jennifer J. Rhodes
Executive Vice President, Chief Legal Officer & Secretary